SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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     The following is the text of an advertisement prepared by ICN
Pharmaceuticals, Inc. and appearing in the Wall Street Journal on May 7, 2002:

                               ICN LEADERSHIP

                               CLEAR STRATEGY

                       INDEPENDENT BOARD OF DIRECTORS

       |o| Developed world's second largest biotechnology drug franchise

       |o| Restructuring plan with tangible results

       |o| Successful Ribapharm IPO raised $299 million

       |o| Record operating results full year 2001 and first quarter 2002 versus

                              THE DISSIDENTS

                             NO LONG TERM PLAN

                           NO DISCLOSED STRATEGY

       |x| Recent shareholders

       |x| Since January 2001: total of at least 195 trades in ICN, including 62 sales

       |x| No disclosed long term objectives

       |x| No experience managing a global pharmaceutical company

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